Exhibit 10.36

FIRST AMENDMENT TO PLEDGE AGREEMENT

THIS FIRST AMENDMENT TO PLEDGE AGREEMENT (the “Amendment”) dated as of October 15, 2008 is made by MWV SPE, LLC, a Delaware limited liability company (“Wells Installment Note Issuer”), Wells Timberland Operating Partnership, L.P., a Delaware limited partnership (“Wells Partnership”), Wells Timberland Acquisition, LLC, a Delaware limited liability company (“Wells Acquisition”; Wells Installment Note Issuer, Wells Partnership and Wells Acquisition are collectively referred to as the “Grantors” and individually as a “Grantor”), and Wachovia Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders under that certain Subordinated Credit Agreement dated as of October 9, 2007 among Timberlands II, LLC, a Delaware limited liability company (“Wells Timberland”), Wells Acquisition, the various lending institutions from time to time parties thereto, and the Administrative Agent, as amended.

WITNESSETH:

WHEREAS, the parties to this Amendment other than Wells Acquisition entered into a certain Pledge Agreement dated as of October 9, 2007 (the “Pledge Agreement”); and

WHEREAS, all capitalized terms used herein shall have the meanings ascribed thereto in the Pledge Agreement unless otherwise provided herein; and

WHEREAS, pursuant to the Pledge Agreement, Wells Installment Note Issuer pledged 100% of the membership interests in Wells Timberland (the “Pledged Interests”) to secure the Secured Obligations; and

WHEREAS, simultaneously with the effectiveness of this Amendment, Wells Installment Note Issuer is transferring the Pledged Interests to Wells Acquisition as permitted by Section 7.2.19 of the Credit Agreement; and

WHEREAS, the parties desire to amend the Pledge Agreement to add Wells Acquisition as a Grantor with respect to the Pledged Interests and to release Wells Installment Note Issuer as a Grantor under the Pledge Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Consent to Transfer. The Administrative Agent hereby consents to the transfer of the Pledged Interests by Wells Installment Note Issuer to Wells Acquisition.

2.

Continuous Perfection of Security Interests. The parties acknowledge that the Pledged Interests are and remain subject to the security interest created under the Pledge Agreement and are transferred to Wells Acquisition subject to such security interest. Wells Timberland hereby agrees to (a) issue Certificate No. 2 in the name of Wells Acquisition which shall in the corporate stock ledger of Wells Timberland replace Certificate No. 1 issued by Wells Timberland (“Certificate No. 1”), as evidencing the Pledged Interests (“Certificate No. 2”) and (b) deliver Certificate No. 2 with a corresponding stock power executed in blank to the Administrative Agent. The Administrative Agent hereby agrees, upon its receipt of Certificate No. 2, to return Certificate No. 1 to Wells Timberland for cancellation.

3.	Joinder of Wells Acquisition. Wells Acquisition hereby joins the Pledge Agreement as Grantor with respect to the Pledged Interests effective on the date hereof and agrees to be bound by the terms thereof to the extent applicable.

4.	Release of Wells Installment Note Issuer. The parties hereby agree that, effective upon the transfer of the Pledged Interests, Wells Installment Note Issuer shall be released as a Grantor under the Pledge Agreement and shall have no further liability or obligation thereunder with regard to matters originating after the date hereof.

5.	Amendment to Schedule I to Pledge Agreement. Schedule I to Pledge Agreement is hereby replaced in its entirety by the Schedule I to Pledge Agreement attached hereto as Exhibit A.

6.	No Other Amendments. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Pledge Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Grantor or any Loan Party which would require the consent of any of the Lenders under the Credit Agreement or any other Loan Document, and the provisions of the Pledge Agreement shall remain unchanged and in full force and effect. Wells Partnership and Wells Acquisition hereby ratify and confirm their respective representations, warranties and covenants as Grantors under the Pledge Agreement.

7.	Representations and Warranties. Each Grantor hereby represents and warrants that:

a.	each of the representations and warranties of the Grantor contained in the Pledge Agreement and in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof (except, if any such representation and warranty relates to an earlier date, such representation and warranty shall be true and correct in all material respects as of such earlier date);

b.	no Default (as defined in the Credit Agreement) or Event of Default (as defined in the Credit Agreement) has occurred and is continuing; and

c.

the execution, delivery and performance by each Grantor of this Amendment and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof do not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under (A) the formation documents of the Grantors, or (B) any material indenture,

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agreement, mortgage, deed of trust, or other instrument to which any Grantor is a party or by which it is bound or any of its properties are subject; (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument; or (iii) violate any law, order, rule, or regulation applicable to any Grantor of any court or of any Federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over any Grantor or its properties.

8.	Further Agreement. Each Grantor hereby agrees that (a) the incorrectness in any material respect of any representation and warranty contained in this Section 7 shall constitute an immediate Event of Default; (b) each Loan Document to which each Grantor is a party is in full force and effect with respect to it; and (c) no event that would reasonably be expected to have a Material Adverse Effect has occurred since the execution of Amendment No. 2 to Subordinated Credit Agreement (as defined in the Credit Agreement).

9.	Effectiveness. This Amendment shall become effective upon the satisfaction of each of the following: (a) its execution and delivery by all parties hereto and (b) delivery of Certificate No. 2 with a corresponding stock power executed in blank to the Administrative Agent. This Amendment may be executed by the parties in several counterparts, each of which shall be deemed an original and all of which shall constitute together but one and the same agreement.

10.	Loan Document Pursuant to Subordinated Credit Agreement. This Amendment is a Loan Document executed pursuant to the Subordinated Credit Agreement. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions contained in the Pledge Agreement shall remain unamended or otherwise unmodified and in full force and effect.

11.	No Waiver; Reservation of Rights. In no way or manner shall this Amendment or any provision herein be construed as a waiver by the Lender Parties of their rights or remedies under the Pledge Agreement and the other Loan Documents. The Lender Parties hereby expressly, fully and completely reserve all of their rights and remedies under the Pledge Agreement and the other Loan Documents.

12.	Release. Each of the Grantors hereby releases the Administrative Agent, the Lenders and their respective officers, directors, equity owners, agents and employees (collectively, the “Specified Parties”) of, from and against any and all claims, liability, losses, costs and expenses directly or indirectly relating to or arising out of the Loan Documents and the execution and delivery thereof or any act or omission of the Specified Parties thereunder or relating thereto which has occurred up through and including the time of the execution and delivery of this Amendment and which is known by, or should have been known by, any of the Grantors.

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13.	GOVERNING LAW; WAIVER OF JURY TRIAL; ENTIRE AGREEMENT. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PERSON A PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY AGREEMENT OR DOCUMENT ENTERED INTO IN CONNECTION HEREWITH. THIS AMENDMENT CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WRITTEN OR ORAL, WITH RESPECT HERETO.

[Remainder of Page Intentionally Left Blank;

Signature Page to Follow.]

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IN WITNESS WHEREOF, each of the parties has caused this Amendment to be duly executed and delivered as of the day and year first above written.

GRANTORS:

MWV SPE, LLC, a Delaware limited liability company

BY:	Wells Timberland Management Organization, LLC, a Georgia limited liability company, Manager

By:
	Name:	Brian Davis
	Title:	Vice President, Finance

WELLS TIMBERLAND OPERATING PARTNERSHIP, L. P., a Delaware limited partnership

BY:	Wells Timberland REIT, Inc., a Maryland corporation, General Partner

By:
	Name:	Randall D. Fretz
	Title:	Senior Vice President

WELLS TIMBERLAND ACQUISITION, LLC, a Delaware limited liability company

BY:	Wells Timberland Management Organization, LLC, a Georgia limited liability company, Manager

By:
	Name:	Brian Davis
	Title:	Vice President, Finance

First Amendment to Pledge Agreement

Each of the other Loan Parties hereby confirm and agree that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except than on and after the effective date of this Amendment each reference therein to the Pledge Agreement shall refer to the Pledge Agreement after giving effect to this Amendment.

WELLS TRS HARVESTING OPERATIONS, LLC, a Delaware limited liability company

By:	FOREST RESOURCE CONSULTANTS, INC., a Georgia corporation, as Manager

By:
	Name:	David Foil
	Title:	President

WELLS TIMBERLAND REIT, INC., a Maryland corporation

By:
Name:	Randall D. Fretz
Title:	Senior Vice President

WELLS TIMBERLAND TRS, INC., a Delaware corporation

By:
Name:	Randall D. Fretz
Title:	Senior Vice President

WELLS REAL ESTATE FUNDS, INC., a Georgia corporation

By:
Name:	Randall D. Fretz
Title:	Senior Vice President

First Amendment to Pledge Agreement

TIMBERLANDS II, LLC a Delaware limited liability company

By:	WELLS TIMBERLAND MANAGEMENT ORGANIZATION, LLC a Georgia limited liability company, as Manager

By:
	Name:	Brian Davis
	Title:	Vice President, Finance

First Amendment to Pledge Agreement

ADMINISTRATIVE AGENT: WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

First Amendment to Pledge Agreement

EXHIBIT A

[See Attached]

First Amendment to Pledge Agreement

SCHEDULE I

to

Pledge Agreement

Pledged Membership Interests

Grantor	State of Organization of Grantor	Securities Issuer	No. of Membership Interests	Membership Interests % of Interests Pledged	Certificate No.
Wells Timberland Acquisition, LLC	Delaware	Timberlands II, LLC	1,000	100%	02

Wells Timberland Operating Partnership, L.P.	Delaware	Wells Timberland Acquisition, LLC	1,000	100%	01

First Amendment to Pledge Agreement